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                                                                  DRAFT: 7/25/96





                          CROWN PACIFIC PARTNERS, L.P.

                             10,297,800 COMMON UNITS
                     REPRESENTING LIMITED PARTNER INTERESTS

                             UNDERWRITING AGREEMENT

                                                         _________________, 1996

SMITH BARNEY INC.
LEHMAN BROTHERS INC.
DEAN WITTER REYNOLDS INC.
A.G. EDWARDS & SONS, INC.
PAINEWEBBER INCORPORATED
   As Representatives of
   the several Underwriters
   named in Schedule I hereto
SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013



Dear Sirs:

          Crown Pacific Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to issue and sell to the several Underwriters named in
Schedule I hereto (the "Underwriters") 7,455,330 Common Units, each representing a limited partner interest in the Partnership (the "Common Units"), and certain limited partners of the Partnership named in Schedule II hereto (the "Selling Unitholders") propose to sell to the Underwriters an aggregate of 2,842,470 Common Units (collectively, the "Firm Units"). In addition, for the sole purpose of covering over-allotments in connection with the sale of Firm Units, the Partnership proposes to grant to the Underwriters an option to purchase up to an additional 1,544,670 Common Units (the "Option Units"). The Firm Units and any Option Units purchased pursuant to this Underwriting Agreement are
herein called the "Units."    Capitalized terms used but not defined herein
shall have the same meanings given them in the Partnership Agreement (as defined herein).

          Crown Pacific Management Limited Partnership, a Delaware limited partnership (the "Managing General Partner"), is the managing general partner of the Partnership and the sole general

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partner of Crown Pacific Limited Partnership (the "Operating Partnership"),
and Crown Pacific, Ltd., an Oregon corporation (the "Special General Partner" and, with the Managing General Partner, the "General Partners"), is the special general partner of the Partnership. The Partnership, the Operating Partnership and the General Partners are collectively referred to herein as the "Crown Entities."

          This is to confirm the agreement among the Partnership, the Managing General Partner (both in its capacity as general partner of the Partnership and the Operating Partnership and individually), the Special General Partner (both in its capacity as general partner of the Partnership and individually), the Operating Partnership, the Selling Unitholders and the Underwriters concerning the purchase of the Firm Units and the Option Units by the Underwriters.

          The holders of the special allocation units in the Partnership ("SAUs") have heretofore consented to an amendment (the "First Amendment") to the Amended and Restated Agreement of Limited Partnership of the Partnership providing for the redemption of the SAUs. It is understood and agreed to by all parties that concurrently with the closing of the offering of Units contemplated hereby (the "Offering") and as conditions to such closing, (i) the First Amendment will become effective, (ii) the Partnership will redeem the SAUs for an aggregate cash payment of $4.1 million (the "Redemption") and (iii) the Amended and Restated Agreement of Limited Partnership of the Partnership will be further amended and restated (the "Second Amendment") to reflect the Redemption (as amended by the First Amendment and as amended and restated by the Second Amendment, the "Partnership Agreement"). In addition, concurrently with the closing of the Offering, the Operating Partnership will enter into new bank credit facilities providing for a working capital line of credit in the amount of $40 million (the "Working Capital Facility") and an acquisition line of credit in the amount of $125 million (the "Acquisition Facility" and, together with the Working Capital Facility, the "Credit Facilities").

          1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE CROWN ENTITIES. Each of the Crown Entities, jointly and severally, represents and warrants to, and agrees with, each Underwriter that:

               (a) A registration statement on Form S-3 (File No. 333-05099) with respect to the Units (i) has been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder,
(ii) has been filed with the Commission under the Securities Act and
(iii) either has become effective under the Securities Act and is not proposed to be amended or is proposed to be amended by amendment or post-effective amendment. If the Partnership does not propose to amend such Registration Statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement as amended to date have been delivered by the Partnership to you as the representatives (the "Representatives") of the Underwriters. For purposes of this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus"

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means each prospectus included in such registration statement, or amendments thereof, that was circulated with the consent of the Partnership before such registration statement became effective under the Securities Act and any prospectus filed with the Commission by the Partnership with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and, if the Effective Date is on or before the date of this Agreement, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations ("Rule 424(b)") in accordance with Section 7(a) hereof and deemed to be a part thereof as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means the form of prospectus relating to the Units, as first filed pursuant to paragraph (1) or (4) of Rule 424(b) or, if the Effective Date is after the date of this Agreement, the final prospectus in the form heretofore delivered by the Partnership to the Representatives, with any changes made thereto by the Partnership with the consent of the Representatives, as the case may be. Reference made herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto.

               (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of the filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that no representation or warranty is made as to information contained in or omitted from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Partnership by you, or by any of the Underwriters through you, specifically for inclusion therein.

               (c) The Partnership and the Offering meet the requirements for using Form S-3 under the Securities Act. If the Effective Date is on or before the date of this Agreement, (i) the Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will when they become effective or are filed with the Commission, as the case may be, conform, in all material respects to the requirements of the Securities Act and the Rules and Regulations, (ii) the Registration Statement and any amendment thereto does not, and will not, as of the applicable Effective Date, contain any untrue statement of a material fact or omit to state any material fact or necessary to make the statements

                                      -3-

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therein not misleading and (iii) the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Effective Date is after the date of this Agreement, (i) the Registration Statement and the Prospectus and any further amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, (ii) the Registration Statement and any amendment thereto will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Partnership by you, or by any of the Underwriters through you, specifically for inclusion therein. In addition, each of the statements made in such documents within the coverage of Rule 175(b) of the Rules and Regulations, including (but not limited to) any statements with respect to future available cash or future cash distributions of the Partnership or the anticipated ratio of taxable income to distributions, was made or will be made by the Partnership or the General Partners, as the case may be, with a reasonable basis and in good faith; PROVIDED, HOWEVER, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Partnership by you, or by any of the Underwriters through you, specifically for inclusion therein. There is no contract or document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or to a document incorporated by reference into the Registration Statement which is not described or filed as required.

               (d) The Incorporated Documents heretofore filed, when they were filed, conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act; no such document when it was filed contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (e) Price Waterhouse L.L.P., whose reports appear in the Preliminary Prospectus and the Prospectus, are independent certified public accountants with respect to each of the Crown Entities as required by the Securities Act and the Rules and Regulations. The financial statements (including the related notes and supporting schedules) included or incorporated by

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reference in the Registration Statement and the Prospectus present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The selected historical financial data of the Crown Entities for the five years ended December 31, 1995 and the three months ended March 31, 1995 and March 31, 1996 included in the Prospectus under the caption "Selected Historical Financial and Operating Data" are fairly stated in relation to the historical financial statements of the Crown Entities from which they have been derived.

               (f) None of the Crown Entities has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood, accident or other calamity, whether or not covered by insurance, or from any labor dispute, or has become a party to or the subject of any material litigation, court or governmental action, investigation, order or decree, in any case otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, there has not been any change in the partners' capital, capital stock or long-term debt of the Crown Entities, any material adverse change in the short-term debt of the Crown Entities, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, operations, business, prospects, management, capitalization, financial condition, results of operations or net worth of the Crown Entities, otherwise than as set forth or contemplated in the Prospectus.

               (g) The Partnership has been duly formed and is validly existing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), with all necessary partnership power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Prospectus, and is duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification or registration necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or other), results of operations or business of the Crown Entities, taken as a whole, or to subject the Partnership or the limited partners of the Partnership to any material liability or disability).

               (h) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the Delaware Act, with all necessary partnership power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Prospectus, and is duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification or registration necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or other), results of operations or business of such Crown Entities, taken as a whole, or to subject the Operating Partnership or the Partnership to any material liability or disability). Other than the Operating Partnership itself,

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neither the Partnership nor the Operating Partnership has any "Significant
Subsidiaries" as such term is defined under Rule 1-02 of Regulation S-X.

               (i) Each of the Special General Partner, HS Corp. of Oregon ("HS Corp.") and Fremont Timber, Inc. ("Fremont Timber") has been duly incorporated and is validly existing in good standing as a corporation under the laws of the States of Oregon, Oregon and Delaware, respectively; the Managing General Partner has been duly formed and is validly existing as a limited partnership under the Delaware Act; each of the Managing General Partner and the Special General Partner has all necessary partnership or corporate power and authority to own or lease its properties and conduct its business and to execute and deliver this Agreement and perform its obligations hereunder and is duly qualified or registered as a foreign limited partnership or foreign corporation for the transaction of business (and, with respect to the Special General Partner, is in good standing) under the laws of each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or other), results of operations or business of the Crown Entities, taken as a whole, or to subject the Partnership or the limited partners of the Partnership to any material liability or disability).

               (j) HS Corp. and Fremont Timber are the sole general partners of the Managing General Partner with 0.3% and 0.7% general partner interests, respectively; such general partner interests are duly authorized by the Amended and Restated Agreement of Limited Partnership of the Managing General Partner and were validly issued to each of HS Corp. and Fremont Timber; and, except as provided in the Purchase Rights Agreement dated as of December 22, 1994 (the "Purchase Rights Agreement") among the Managing General Partner, the Special General Partner, Fremont Investors, Inc (formerly Fremont Group, Inc. "Fremont"), Bechtel Crown Partners, Fremont Timber, HS Corp., Peter W. Stott ("Stott") and Roger L. Krage ("Krage"), HS Corp. and Fremont Timber own such general partner interests in the Managing General Partner free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus). Fremont Timber, Stott and Krage are the sole limited partners of the Managing General Partner, with 73.9%, 23.2% and 1.9% limited partner interests, respectively; such limited partner interests are duly authorized by the Amended and Restated Agreement of Limited Partnership of the Managing General Partner, were validly issued in accordance therewith and are fully paid; and, except as provided in the Purchase Rights Agreement, Stott, Krage and Fremont Timber own their respective limited partner interests in the Managing General Partner free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus). Except as provided in the Purchase Rights Agreement, all of the outstanding capital stock of HS Corp. is owned by Stott and Krage free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus). All of the outstanding capital stock of the Special General Partner is duly authorized and validly issued and is fully paid and nonassessable and, except as provided in the Purchase Rights Agreement, is owned

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by Fremont, Stott and Krage, free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus).

               (k) The Managing General Partner and the Special General Partner are the sole general partners of the Partnership with 0.99% and 0.01%, respectively, general partner interests in the Partnership; such general partner interests are duly authorized by the Partnership Agreement, and were validly issued to each General Partner, and, except as provided in the Purchase Rights Agreement, the General Partners own such general partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus).

               (l) The Managing General Partner is the sole general partner of the Operating Partnership with a 1.0101% general partner interest in the Operating Partnership; such general partner interest is duly authorized by the Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement" and, together with the Partnership Agreement, the "Partnership Agreements") and was validly issued to the Managing General Partner; and the Managing General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus).

               (m) At the First Closing Date (as defined in Section 6), the capitalization of the Partnership will consist of 19,815,769 Common Units and 5,773,088 units representing subordinated limited partner interests in the Partnership ("Subordinated Units"), representing a 99% limited partner interest in the Partnership, a 0.99% general partner interest held by the Managing General Partner and a 0.01% general partner interest held by the Special General Partner. As of March 31, 1996, the pro forma capitalization of the Partnership would have been as set forth in the Prospectus under the caption "Capitalization"; all of the outstanding Subordinated Units and Common Units of the Partnership, including without limitation the Units to be sold by the Selling Unitholders hereunder, have been duly authorized by the Partnership Agreement, are validly issued and are fully paid and nonassessable (except as nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement -- Limited Liability"); the Units to be issued and sold by the Partnership hereunder and the limited partner interests represented thereby have been duly authorized by the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will have been validly issued and will be fully paid and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement
- -- Limited Liability").

               (n) The Partnership is the sole limited partner of the Operating Partnership, with a limited partner interest of 98.9899%; such limited partner interest has been duly authorized by the Operating Partnership Agreement, has been validly issued in accordance with the Operating Partnership Agreement and is fully paid and nonassessable (except as such

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nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement -- Limited Liability"); and the Partnership owns such limited partner interest in the Operating Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or as described in the Prospectus).

               (o) Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restrictions upon the voting or transfer of, any limited partner interests or shares in any of the Crown Entities pursuant to any of the Partnership Agreements, any articles or certificates of incorporation or other governing documents or any agreement or other instrument to which any of the Crown Entities is a party or by which any of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Units or other securities of the Partnership. The Units, when issued and delivered against payment therefor as provided herein, will conform in all material respects to the description thereof contained in the Prospectus. Except as disclosed in the Prospectus, there are no outstanding options or warrants to purchase any Common Units, Subordinated Units or SAUs. The Partnership has all requisite power and authority to issue, sell and deliver the Units to be sold by it hereunder, in accordance with and upon the terms and conditions set forth in this Agreement and in the Registration Statement and Prospectus. At each Closing Date (as defined in Section 6), all action required to be taken by the Partnership for the authorization, issuance, sale and delivery of the Units shall have been validly taken.

               (p) This Agreement has been duly authorized, executed and delivered by each of the Crown Entities and constitutes the valid and binding agreement of each such person, enforceable against such persons in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by applicable law.

               (q) The First Amendment has been duly approved and adopted by the holders of SAUs and all action required to be taken by the holders of SAUs and the General Partners for the adoption of the First Amendment and the Redemption has been validly taken; neither the First Amendment nor the Second Amendment requires the consent or approval of any holder of Common Units or Subordinated Units; the Partnership Agreement has been, or at the First Closing Date will have been, duly authorized, executed and delivered by the General Partners and the limited partners and is, or at the First Closing Date will be, a valid and legally binding agreement of the General Partners, enforceable against the General Partners in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties, enforceable against such parties in accordance with its terms; at the First Closing Date, the Credit Facilities will have been duly authorized, executed and delivered by the Operating Partnership and will be valid and legally binding agreements of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms: PROVIDED that, with respect to each agreement described in this

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paragraph (q), the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (r) Neither the issuance and sale by the Partnership of the Units to be sold by it hereunder, nor the execution, delivery and performance of this Agreement, the Partnership Agreement and the Credit Facilities, by the Crown Entities which are parties thereto, nor the consummation of the transactions contemplated herein and therein (including, without limitation, the Redemption), will (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any of the Crown Entities are a party or by which any of them are bound or to which any of the property or assets of any of them is subject, (ii) result in any violation of the provisions of the certificate of incorporation, bylaws, agreement of limited partnership or other governing documents of any of the Crown Entities, (iii) result in the violation of any order of any court or governmental agency or body directed to any of them or any of their properties in a proceeding to which any of them or their property is a party, (iv) result in the violation of any order of any court or governmental agency or body or any law, statute, rule or regulation, the violation of which would have a material adverse effect upon the condition (financial or otherwise), results of operation or business of the Crown Entities or on the purchase and sale of the Units or (v) result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Crown Entities. Except (A) for permits, consents, approvals and similar authorizations required under the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions, (B) for such permits, consents, approvals and authorizations which have been obtained and (C) as set forth or contemplated in the Prospectus, no permit, consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement, the Partnership Agreement and the Credit Facilities.

               (s) None of the Crown Entities is in (i) breach or violation of the provisions of its agreement of limited partnership, charter or bylaws or
(ii) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) in the due performance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties are subject, which breach, violation or default could reasonably be expected to have a material adverse effect on the condition (financial or other), results of operations or business of the Crown Entities, taken as a whole. To the actual knowledge of the Partnership and the General Partners, without independent investigation, no third party to any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties are subject is in default under any such agreement.

               (t) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance, sale or delivery of the Units, or suspends the effectiveness of the Registration Statement, prevents

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or suspends the use of any Preliminary Prospectus or suspends the sale of the
Units in any jurisdiction referred to in Section 7(d) hereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Crown Entities which would prevent or suspend the issuance, sale or delivery of the Units, the effectiveness of the Registration Statement or the use of any Preliminary Prospectus in any jurisdiction referred to in Section 7(d) hereof; no action, suit or proceeding is pending against or, to the best knowledge of the Partnership and the General Partners, threatened against or affecting any of the Crown Entities before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would materially interfere with or adversely affect the issuance of the Units or the subject matter of this Agreement.

               (u) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any of the Crown Entities is a party or to which any of their respective properties is the subject which, if determined adversely to such person, would individually or in the aggregate have a material adverse effect on the properties, business, general affairs, management, condition (financial or otherwise), financial position, results of operations or prospects of the Crown Entities, taken as a whole; and, to the best knowledge of the Partnership and the General Partners, no such proceedings are threatened by governmental authorities or threatened by others.

               (v) Each of the Crown Entities has good and marketable title to all real and personal property owned by it including, but not limited to, the Timberlands and the Manufacturing Facilities (each as defined in the Prospectus), free and clear of all liens, claims, encumbrances and title defects except (i) as described in the Prospectus and (ii) such as do not materially interfere with the use of such properties as they have been used in the past and are proposed to be used in the future as described in the Prospectus.

               (w) Each of the Crown Entities carries, or is covered by, insurance in such amounts and covering such risks as is customarily obtained by businesses similarly situated.

               (x) None of the Crown Entities is, or at either Closing Date will be, (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder.

               (y) Except as described in the Prospectus, the Crown Entities possess, and operate in compliance in all material respects with, all certificates, authorities or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the business currently (or, as described or contemplated in the Prospectus, to be) operated by them, except for such certificates, authorizations or permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the ability of the Crown Entities to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted; and, except as described in the Prospectus, none of the Crown Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be expected to have a material adverse effect upon the ability of the Crown Entities to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted.

               (z) None of the Crown Entities has violated any environmental safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease and operate their respective properties and to conduct their business in the manner described in the Prospectus, is violating any terms and conditions of any such permit, license or approval or has permitted to occur any event that allows, or after notice or lapse of time would allow, revocation or termination of any such permit, license or approval or results in any other impairment of their rights thereunder, which in each case might result, singly or in the aggregate, in a material adverse effect on the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole.

               (aa) None of the Crown Entities (i) has taken, and none of such persons shall take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Units to facilitate the sale or resale of the Common Units in violation of any law, rule or regulation or (ii) since the initial filing of the Registration Statement, except as contemplated by this Agreement, (A) has sold, bid for, purchased or paid anyone any compensation for soliciting purchases of the Common Units or (B) has paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Partnership.

               (bb) Immediately prior to each Closing Date, the Partnership will have good and valid title to the Units to be sold by the Partnership hereunder, free and clear of all liens, encumbrances, equities or claims (except as described in the Prospectus); and, upon delivery of such Units and payment therefor pursuant hereto, good and valid title to such Units, free and clear of all liens, encumbrances, equities or claims (except as described in the Prospectus), will pass to the several Underwriters.

               (cc) The Common Units are listed on the New York Stock Exchange (the "NYSE") and the Units have been approved for listing on the NYSE, subject only to official notice of issuance.

               (dd) From March 31, 1996 through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Crown Entities have not (i) issued or granted any securities, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock or made any distributions on its units representing limited partner interests, as the case may be.

               (ee) Each of the Crown Entities (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with generally accepted accounting principles and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (ff) The Special General Partner has, and at each Closing Date will have (excluding its interests in the Partnership and any notes receivable from or payable to the Partnership), a net worth of at least $25 million. For purposes of this representation, assets will be valued at fair market value, and the Special General Partner's interest in the Partnership (as general partner, limited partner and creditor) shall not be taken into account except as an offset to the Partnership's liabilities that are taken into account in computing such net worth.

               (gg) None of the Crown Entities does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of
Section 517.075 of Florida Statutes (Chapter 92-198, Laws of Florida).

          2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FREMONT CROWN PARTNERS, SEQUOIA VENTURES AND SK PARTNERS. Each of Fremont Crown Partners and Sequoia Ventures Inc. (collectively, the "Fremont Entities") and SK Partners represents and warrants to and agrees with each Underwriter that:

               (a) To the knowledge of the Fremont Entities and SK Partners, each Preliminary Prospectus, at the time of filing thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that no representation or warranty is made as to information contained in or omitted from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Partnership by you, or by any of the Underwriters through you, specifically for inclusion therein; AND PROVIDED FURTHER, that any liability of each of the Fremont Entities and SK Partners for a breach of this representation shall be limited to the net proceeds (before deduction of expenses) from the sale of Units owned by each such entity to the Underwriters hereunder.

               (b) To the knowledge of the Fremont Entities and SK Partners, if the Effective Date is on or before the date of this Agreement, (i) the Registration Statement and any amendment thereto does not, and will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date, contain any untrue statement of a material fact of omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the knowledge of the Fremont Entities and SK Partners, if the

Effective Date is after the date of this Agreement, (i) the Registration Statement and any amendment thereto will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, (i) no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Partnership by you, or by any of the Underwriters through you, specifically for inclusion therein and (ii) any liability of each of the Fremont Entities and SK Partners for a breach of this representation shall be limited to the net proceeds (before deduction of expenses) from the sale of Units owned by each such entity to the Underwriters hereunder.

          3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING UNITHOLDERS. Each Selling Unitholder severally represents and warrants to and agrees with each Underwriter that:

               (a) With respect to any statements or omissions, if any, made in the section entitled "Selling Unitholders and Security Ownership" in any Preliminary Prospectus in reliance upon and in conformity with written information furnished to the Partnership by such Selling Unitholder expressly for use therein, each Preliminary Prospectus, at the time of filing thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (b) With respect to any statements or omissions, if any, made in the section entitled "Selling Unitholders and Security Ownership" in any the Registration Statement and the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by such Selling Unitholder expressly for use therein, if the Effective Date is on or before the date of this Agreement, (i) the Registration Statement and any amendment thereto does not, and will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date, contain any untrue statement of a material fact of omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to any statements or omissions, if any, made in the section entitled "Selling Unitholders and Security Ownership" in any the Registration Statement and the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by such Selling Unitholder expressly for use therein, if the Effective Date is after the date of this Agreement, (i) the Registration Statement and any amendment thereto will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (c) In the event that such Selling Unitholder is a corporation, such Selling Unitholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation; in the event that such Selling Unitholder is a limited partnership, such Selling Unitholder has been duly formed and is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its formation; and, in the event that such Selling Unitholder is a trust, such Selling Unitholder has been duly created and is validly existing as a trust under the laws of the jurisdiction of its creation.

               (d) Except for such as may be required under the Securities Act and state securities or Blue Sky laws, all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Unitholder of this Agreement, the Power of Attorney (the "Power of Attorney") hereinafter referred to and the Custody Agreement (the "Custody Agreement") hereinafter referred to, and for the sale and delivery by such Selling Unitholder of the Units to be sold by such Selling Unitholder hereunder have been obtained; and such Selling Unitholder has full corporate power and authority (if such Selling Unitholder is a corporation) or full right, power and capacity (if such Selling Unitholder is an individual) or full partnership power and authority (if such Selling Unitholder is a partnership) or power and authority pursuant to the instrument governing the trust (if such Selling Unitholder is a trust) to execute and deliver this Agreement, the Power of Attorney and the Custody Agreement and perform such Selling Unitholder's obligations hereunder and thereunder and to sell, assign, transfer and deliver the Units to be sold by such Selling Unitholder hereunder. This Agreement, the Power of Attorney and the Custody Agreement have been duly authorized (if such Selling Unitholder is a corporation, a partnership or a trust), executed and delivered by such Selling Unitholder and this Agreement and the Custody Agreement constitute the valid and binding agreements of such Selling Unitholder enforceable against such Selling Unitholder in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity and contribution hereunder may be limited by applicable law.

               (e) Neither the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Unitholder, the consummation of the transactions contemplated hereby and thereby by such Selling Unitholder, nor the sale of Units by such Selling Unitholder hereunder, will (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which such Selling Unitholder is a party or by which it is bound or to which any of its properties or assets is subject,
(ii) result in any violation of the provisions of its charter, bylaws, partnership agreement or other governing documents of such Selling Unitholder (if such Selling Unitholder is a corporation, a partnership or a trust), (iii) result in the violation of any order of any court or governmental agency or body directed to such Selling Unitholder or any of its properties in a proceeding to which it or any of its property is a party, (iv) result in the violation of any order of any court or governmental agency or body or any law, statute, rule or regulation, the violation of which would have a material adverse effect upon the condition (financial or otherwise), results of operation or business of such Selling Unitholder or (v) result in the creation or imposition of any material lien, charge, claim or encumbrance upon any of its properties or assets.

               (f) Such Selling Unitholder has, and on the First Closing Date shall have, good and valid title to the Units to be sold by such Selling Unitholder hereunder on such date, free and clear of all liens, pledges, encumbrances, equities or claims; and, upon delivery of such Units and payment therefor as contemplated in this Agreement, the Power of Attorney and the Custody Agreement, good and valid title to such Units, free and clear of all liens, pledges, encumbrances, equities or claims, will pass to the several Underwriters. No person has any right to acquire from such Selling Unitholder any Units to be sold hereunder and such Selling Unitholder is under no obligation, whether absolute or contingent, to sell any such Units to any person, except as contemplated by this Agreement.

               (g) Such Selling Unitholder (i) has not taken, and shall not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Units to facilitate the sale or resale of the Common Units in violation of any law, rule or regulation or (ii) since the initial filing of the Registration Statement, except as contemplated by this Agreement, (A) has not sold, bid for, purchased or paid anyone any compensation for soliciting purchases of the Common Units and (B) has not paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Partnership.

               (h) Except for sales to the Underwriters pursuant to this Agreement, such Selling Unitholder shall not, directly or indirectly, offer, sell or otherwise dispose of any Common Units during the period commencing 14 days prior to and ending 120 days following the Effective Date without the prior written consent of Smith Barney Inc., Lehman Brothers Inc. and Dean Witter Reynolds Inc.

               (i) Such Selling Unitholder has placed in custody under the Custody Agreement in the form heretofore furnished to such Selling Unitholder and duly executed and delivered by such Selling Unitholder to Roger L. Krage, as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form representing the Units to be sold by such Selling Unitholder hereunder. Such Selling Unitholder specifically agrees that the Units represented by the certificates so held in custody for such Selling Unitholder are subject to the interest of the Underwriters to the extent provided in the Custody Agreement, that the arrangements made by such Selling Unitholder for custody are to that extent irrevocable except as provided in the Custody Agreement and in the Power of Attorney and that the obligations of such Selling Unitholder hereunder shall not be terminated by any act of such Selling Unitholder, by operation of law or the occurrence of any other event. Such Selling Unitholder has duly and irrevocably executed and delivered a Power of Attorney appointing Mr. Peter W. Stott and Mr. Roger L. Krage as such Selling Unitholder's Attorneys-in-Fact (the "Attorneys-in-Fact") upon the terms and subject to the conditions set forth therein to execute and deliver this Agreement and to take certain other action on behalf of such Selling Unitholder as may be necessary or desirable in connection with the transactions contemplated by this Agreement and the Custody Agreement.

               (j) Such Selling Unitholder shall, prior to the First Closing Date, deliver to the Representatives a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               (k) Each Selling Unitholder agrees to deliver to the Attorneys-in-Fact such documentation as any Attorney-in Fact, the Partnership or any Underwriter or any of their respective counsel may reasonably request to effectuate any of the provisions hereof, the Custody Agreement or the Power of Attorney, all of the foregoing to be in form and substance reasonably satisfactory to the Attorneys-in-Fact and the Underwriters.

          4    AGREEMENTS TO SELL AND PURCHASE.   (a) The Partnership hereby
agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Crown Entities and the Selling Unitholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Partnership,
at a purchase price of $     per Unit (the "purchase price per Unit"), the
number of Partnership Units (subject to such adjustments as you may determine to avoid fractional units) which bears the same proportion to the aggregate number of Firm Units to be issued and sold by the Partnership as the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Units increased as set forth in Section 11 hereof) bears to the aggregate number of Firm Units to be sold by the Partnership and the Selling Unitholders.

               (b) Each Selling Unitholder hereby agrees, subject to all the terms and conditions set forth herein, to sell the number of Units set forth opposite such Selling Unitholder's name on Schedule II hereto, severally and not jointly, to the several Underwriters, and upon the basis of the representations, warranties and agreements of the Selling Unitholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from each Selling Unitholder, at the purchase price per Unit, that number of Firm Units (subject to such adjustments as you may determine in order to avoid fractional units) which bears the same proportion to the number of Firm Units set forth opposite the name of such Selling Unitholder in Schedule II hereto as the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Units increased as set forth in Section 11 hereof) bears to the aggregate number of Firm Units to be sold by the Partnership and the Selling Unitholders.

               (c) The Partnership also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Crown Entities herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Partnership, at the purchase price per Unit, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 1,591,300 Option Units. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Partnership the number of Option Units (subject to such adjustments as you may determine in order to avoid fractional units) which bears the same proportion to the number of Option
Units to be sold by the Partnership as the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Units increased as set forth in Section 11 hereof) bears to the aggregate number of Firm Units to be sold by the Partnership and the Selling Unitholders.

          5. TERMS OF PUBLIC OFFERING. The Partnership and the Selling Unitholders have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Units as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Units upon the terms set forth in the Prospectus.

          6. DELIVERY OF UNITS AND PAYMENT THEREFOR. Delivery to the Underwriters of and payment for the Firm Units shall be made at the office of Smith Barney Inc., 333 West 34th Street, New York, New York 10001, at 10:00
A.M., New York City time, on         , 1996 (the "First Closing Date").  The
place of closing for the Firm Units and the First Closing Date may be varied by agreement between you, the Partnership and the Selling Unitholders.

          Delivery to the Underwriters of and payment for any Option Units to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the First Closing Date but shall in no event be earlier than the First Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Partnership of the Underwriters' determination to purchase a number, specified in such notice, of Option Units. The place of closing for any Option Units and the Option Closing Date for such Units may be varied by agreement between you and the Partnership. The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates."

          Certificates for the Firm Units and for any Option Units to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the First Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the First Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Units and any Option Units to be sold by the Partnership shall be delivered to you on the First Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds. The certificates evidencing the Firm Units to be sold by the Selling Unitholders shall be delivered to you on the First Closing Date against payment of the purchase price therefor in immediately available funds to the order of the Custodian.

          7. COVENANTS OF THE PARTNERSHIP AND THE GENERAL PARTNERS. Each of the Partnership and the General Partners covenants and agrees with each Underwriter that:

               (a) If the Effective Date is on or before the date of this Agreement, the Partnership shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 424(b) not later than the Commission's close of business on the second Business Day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) of the Rules and Regulations. The Partnership shall advise the Representatives, promptly after it receives notice thereof, of the time when, if the Effective Date is on or before the date of this Agreement, any amendment to the Registration Statement or, if the Effective Date is after the date of this Agreement, the Registration Statement or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed. The Partnership shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information; the Partnership shall prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your opinion, may be reasonably necessary or advisable in connection with the distribution of the Units; and the Partnership shall not file any amendment or supplement to the Registration Statement or the Prospectus or, so long as a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Exchange Act which filing is not consented to by you after reasonable notice thereof. The Partnership shall advise you promptly of the issuance by the Commission or any State or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus or the Prospectus or suspending the qualification of the Units for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Partnership shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

               (b) The Partnership shall furnish to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith, and shall furnish to the Underwriters such number of conformed copies of the Registration Statement, as originally filed and each amendment thereto, the Prospectus and all amendments and supplements to any of such documents (including any document filed under the Exchange Act and deemed to be incorporated by reference in the Preliminary Prospectus and the Prospectus), in each case as soon as available and in such quantities as the Representatives may from time to time reasonably request.

               (c) Within the time during which the Prospectus relating to the Units is required to be delivered under the Securities Act, the Partnership shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Units as contemplated by the provisions hereof and by the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus or file any document to comply with the Securities Act, the Partnership shall promptly notify you and shall amend the Registration Statement or supplement the Prospectus or file any document (at the expense of the Partnership) so as to correct such statement or omission or to effect such compliance.

               (d) The Partnership shall take or cause to be taken all necessary action and furnish to whomever you may direct such information as may be required in qualifying the Units for sale under the laws of such jurisdictions as you shall designate, and to continue such qualifications in effect for as long as may be necessary for the distribution of the Units; except that in no event shall the Partnership or the General Partners be obligated in connection therewith to qualify as a foreign limited partnership or as a foreign corporation, or to execute a general consent to service of process.

               (e) The Partnership shall make generally available to its security holders (and shall deliver to the Representatives), in the manner contemplated by Rule 158(b) under the Securities Act or otherwise, as soon as practicable but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the Effective Date occurs (or not later than 90 days after the end of such fiscal quarter if such fiscal quarter is the last fiscal quarter of the fiscal year), an earnings statement satisfying the requirements of Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the Effective Date.

               (f) The Partnership shall timely complete all required filings and otherwise fully comply in a timely manner with all provisions of the Exchange Act, including the rules and regulations thereunder.

               (g) The Partnership shall not, directly or indirectly, offer, sell or otherwise dispose of any Common Units or Subordinated Units, or any securities convertible into or exchangeable for, or any rights to purchase or acquire, Common Units or Subordinated Units (other than the grant of options to purchase Common Units pursuant to option plans existing on the Effective Date), for a period of 120 days after the Effective Date without the prior written consent of Smith Barney Inc., Lehman Brothers Inc. and Dean Witter Reynolds Inc.


               (h) The Partnership shall apply the net proceeds of the sale of the Units to be sold by it as set forth in the Prospectus. The Partnership shall take such steps as shall be necessary to ensure that none of the Crown Entities shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations thereunder.

               (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 11 hereof or by notice given by you terminating this Agreement pursuant to Section 11 or Section 12 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Crown Entities or the Selling Unitholders to comply with the terms or fulfill any of the conditions of this Agreement, the Partnership agrees to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

               (j) The Partnership shall, on or prior to each Closing Date, cause the Units to be purchased on such date by the Underwriters to be approved for listing on the NYSE, subject only to official notice of issuance, and shall take such action as shall be necessary to comply with the rules and regulations of the NYSE with respect to such Units.

               (k) During the period of five years from the Effective Date, the Partnership shall furnish to the Representatives copies of all reports or other communications furnished to stockholders and copies of any reports or financial statements furnished to or filed with the Commission or the NYSE or any other national securities exchange on which any class of securities of the Partnership is listed.

          8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and each Closing Date (as if made at such Closing Date), of the representations and warranties of the Crown Entities and the Selling Unitholders contained herein, to the performance by the Partnership, the General Partners and the Selling Unitholders of their respective obligations hereunder and to the following additional conditions:

               (a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 7(a) hereof, the Registration Statement and all post-effective amendments to the Registration Statement shall have become effective, all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made and no such filings shall have been made without the consent of the Representatives; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto or suspending the qualification of the Units for offering or sale in any jurisdiction shall have been issued; no proceedings for the issuance of any such order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to you and complied with to your reasonable satisfaction.

               (b) No Underwriter shall have been advised by the Partnership, the General Partners or the Selling Unitholders or shall have discovered and disclosed to the Partnership that the Registration Statement or the Prospectus or any amendment or supplement there contains an untrue statement of fact which in your opinion, or in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in your opinion, or in the opinion of counsel to the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) On or prior to each Closing Date, you shall have received from Baker & Botts, L.L.P., counsel for the Underwriters, such opinion or opinions with respect to the validity of the Units and other related matters as you may reasonably request and such counsel shall have received such documents and information as they reasonably request to enable them to pass upon such matters.

               (d) On each Closing Date there shall have been furnished to you the opinion (addressed to the Underwriters) of Andrews & Kurth L.L.P., special counsel for the Partnership and the General Partners, dated such Closing Date, in form and substance satisfactory to the Underwriters, with respect to the matters set forth in Exhibit A to this Agreement.

               (e) On each Closing Date, there shall have been furnished to you the opinion (addressed to the Underwriters) of Ball Janik LLP, counsel to the Partnership and the General Partners, dated such Closing Date, in form and substance satisfactory to the Underwriters, with respect to the matters set forth in Exhibit B hereto.

               (f) On the First Closing Date, there shall have been furnished to you the opinion (addressed to the Underwriters) of counsel to the Selling Unitholders acceptable to the Representatives, dated such Closing Date, in form and substance satisfactory to the Underwriters, with respect to the matters set forth in Exhibit C hereto.

               (g) On each Closing Date, there shall have been furnished to you a certificate, dated such Closing Date and addressed to you, signed on behalf of the Partnership by the President or the Secretary and General Counsel and the Chief Financial Officer or Treasurer of HS Corp., the general partner of the Managing General Partner, to the effect that (i) the representations and warranties of the Partnership contained in this Agreement are true and correct, as if made at and as of such Closing Date, and the Partnership has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied at or prior to such Closing Date; (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best of their knowledge, no proceeding for that purpose has been initiated or threatened; (iii) the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto, and such documents contain all statements and information required to be included therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) since the Effective Date there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth; and (v) no event contemplated by subsection (j) of this Section 8 in respect of the Crown Entities shall have occurred.

               (h) On each Closing Date, there shall have been furnished to you by each of the General Partners a certificate, dated such Closing Date and addressed to you, signed on behalf of the Special General Partner by the President or the Secretary and General Counsel and the Chief Financial Officer or Treasurer of the Special General Partner, and signed on behalf of the Managing General Partner by the President or the Secretary and General Counsel and the Chief Financial Officer or Treasurer of HS Corp., the general partner of the Managing General Partner, to the effect that (i) the representations and warranties of such General Partner contained in this Agreement are true and correct, as if made at and as of such Closing Date, and such General Partner has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied at or prior to the Closing Date and (ii) no event contemplated by subsection (j) of this Section 8 in respect of such General Partner has occurred.

               (i) On each Closing Date, there shall have been furnished to you a certificate, dated such Closing Date and addressed to you, signed by each Selling Unitholder (or, (a) if such Selling Unitholder is a corporation, by the president or any vice-president of such Selling Unitholder, (b) if such Selling Unitholder is a partnership, by the general partner of such Selling Unitholder, or (c) if such Selling Unitholder is a trust, by the trustee of such Selling Unitholder), to the effect that: (i) the representations and warranties of such Selling Unitholder contained in this Agreement are true and correct as if made at and as of such Closing Date; and (ii) such Selling Unitholder has complied with all of the agreements and satisfied all of the conditions on its part to be complied with or satisfied on or before such Closing Date.

               (j) Since the Effective Date, none of the Crown Entities shall have sustained any material loss or interference with its business by fire, flood, explosion, accident or other calamity, whether or not covered by insurance, or shall have become a party to or the subject of any litigation, court or governmental action, investigation, order or decree which is materially adverse to the Crown Entities as a whole; nor shall there have been a change in the partners' capital, capital stock, short-term debt or long-term debt of the Crown Entities, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, operations, business, prospects, management, capitalization, financial condition, results of operations or net worth of the Crown Entities, which loss, litigation, change or development, in your reasonable judgment, shall be so material and adverse as to render it impractical or inadvisable to proceed with the payment for and delivery of the Units on the terms and in the manner contemplated in the Prospectus.

               (k) On each Closing Date you shall have received a letter from Price Waterhouse L.L.P., dated such Closing Date and addressed to you, confirming that they are independent certified public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and confirming the conclusions and findings set forth in such prior letter.

               (l) You shall have received a letter addressed to you and dated the date hereof from Mason, Bruce & Girard, Inc. substantially in the form heretofore approved by you.

               (m) On or prior to the date hereof, the Partnership shall have furnished to you a letter substantially in the form of Exhibit D hereto from each officer and each director of the Managing General Partner and from Paul Fireman, W.H. Kilkenny Co., LJR L.P. and Farm Bureau Life Insurance Co.

               (n) You shall have been furnished by the Crown Entities and the Selling Unitholders such additional documents and certificates as you or counsel for the Underwriters may reasonably request.

               (o) The Units to be purchased on such Closing Date by the Underwriters shall be approved for listing on the NYSE, subject only to official notice of issuance.

               (p) Simultaneously with the sale of the Units on the First Closing Date, (i) the First Amendment and the Second Amendment will become effective, (ii) the Partnership will complete the Redemption and the SAUs will cease to be outstanding and (iii) the Credit Facilities will become effective.

          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and to counsel for the Underwriters. The Partnership shall furnish to you conformed copies of such opinions, certificates, letters and other documents in such number as you shall reasonably request. If any of the conditions specified in this Section 8 shall not have been fulfilled, when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, each Closing Date, by you. Any such cancellation shall be without liability of the Underwriters to the Crown Entities or the Selling Unitholders or any of their affiliates. Notice of such cancellation shall be given to the Partnership and the Selling Unitholders in writing, or by telegraph or telephone and confirmed in writing.

          9. INDEMNIFICATION AND CONTRIBUTION. (a) The Crown Entities, jointly and severally, shall indemnify and hold harmless each Underwriter against any loss, claim, damage or liability (or any action in respect thereof), joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement or Prospectus as amended or supplemented or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement or Prospectus as amended or supplemented a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse each Underwriter promptly after receipt of invoices from such Underwriter for any legal or other expenses as reasonably incurred by such Underwriter in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; PROVIDED, HOWEVER, that the Crown Entities shall not be liable under this Section 9(a) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Partnership or the General Partners through the Representatives by or on behalf of any Underwriter specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement or Prospectus as amended or supplemented; and PROVIDED

FURTHER, that as to any Preliminary Prospectus this indemnity shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Units to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Partnership with Section 7(b).

               (b) Each Underwriter severally, but not jointly, shall indemnify and hold harmless the Crown Entities against any loss, claim, damage or liability (or any action in respect thereof) to which any of the Crown Entities may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement or Prospectus as amended or supplemented or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement or Prospectus as amended or supplemented a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse the Crown Entities promptly after receipt of invoices from the Crown Entities for any legal or other expenses reasonably incurred by the Crown Entities in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; PROVIDED, HOWEVER, that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Partnership or the General Partners through you by or on behalf of such Underwriter specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement or Prospectus as amended or supplemented.

               (c) Promptly after receipt by any indemnified party under subsection (a) or (b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9, except to the extent it has been prejudiced in any material respect by such failure, or from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against any indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that if the defendants in such action include both an indemnified party and an indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties under this Section 9 shall have the right to employ not more than one counsel to represent them and, in that event, the fees and expenses of not more than one such separate counsel shall be paid by the indemnifying party. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of such action or claim. No indemnifying party shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there is a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which indemnity has been sought hereunder by any indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such proceeding.

               (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Crown Entities on the one hand and the Underwriters on the other from the offering of the Units, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Crown Entities on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Crown Entities on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units (before deducting expenses) received by the Partnership bear to the total underwriting discounts and commissions received by the Underwriters from the Units purchased from the Partnership, in each case as set forth in, or, with regards to the total underwriting discounts and commissions received by the Underwriters, calculated in accordance with, the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Crown Entities or the Selling Unitholders on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Crown Entities and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units purchased by it from the Partnership and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise (except as specifically provided in subsection (c) hereof).

               (e) The obligations of the Crown Entities under this Section 9 shall be in addition to any liability which the Crown Entities may otherwise have, and shall extend, upon the same terms and conditions, to each director of any Underwriter, to each officer of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability that the respective Underwriters may otherwise have, and shall extend, upon the same terms and conditions, to each director of the general partners of the Managing General Partner and to each officer of the general partners of the Managing General Partner who has signed the Registration Statement.

          10. EXPENSES. The Partnership agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (a) the preparation, printing or reproduction and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each amendment or supplement to any of them; (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Preliminary Prospectus, the Prospectus and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Units; (c) the preparation, printing, authentication, issuance and delivery of certificates for the Units, including any stamp taxes in connection with the original issuance and sale of the Units to be sold by the Partnership hereunder; (d) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Units; (e) the listing of the Units on the NYSE; (f) the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 7(d) hereof

(including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (g) the filing fees in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (h) the transportation and other expenses incurred by or on behalf of Partnership representatives in connection with presentations to prospective purchasers of the Units; (i) the fees and expenses of the Partnership's accountants and the fees and expenses of counsel (including local and special counsel) for the Partnership; (j) the costs and charges of any transfer agent or registrar; and (k) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section. It is understood, however, that, except as provided in this Section 10, Section 7(i) and Section 9 hereof, the Underwriters shall pay all of their own costs and expenses, including the fees and expenses of their counsel, stock transfer taxes due upon resale of any of the Units by them and any advertising expenses incurred in connection with any offers they may make, and, pursuant to the Partnership Agreement, the Partnership will pay all of the costs and expenses of the Selling Unitholders (excluding underwriting discounts and commissions), including the fees and expenses of their counsel, any stock transfer taxes on the sale by them of the Units to be sold by them and any other expenses incurred in connection with the delivery to the several Underwriters of the Units to be sold by them.

          11. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective: (a) upon the execution and delivery hereof by the parties hereto; or
(b) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Units may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Partnership, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Partnership.

          If any one or more of the Underwriters shall fail or refuse to purchase Units which it or they are obligated to purchase hereunder on the First Closing Date, and the aggregate number of Units which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Units which the Underwriters are obligated to purchase on the First Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Units set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Units set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Units which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Units which it or they are obligated to purchase on the First Closing Date and the aggregate number of Units with respect to which such default occurs is more than one-tenth of the aggregate number of Units which the Underwriters are obligated to purchase on the First Closing Date and arrangements satisfactory to you and the Partnership for the purchase of such Units by one or more non-defaulting Underwriters or other party or parties approved by you and the Partnership are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Partnership or the Selling Unitholders. In any such case which does not result in termination of this Agreement, either you or the Partnership shall have the right to postpone the First Closing
Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.
The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Partnership, purchases Units which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

          Any notice under this Section 11 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

          12. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Partnership or any Selling Unitholder, by notice to the Partnership and the Selling Unitholders, if prior to the First Closing Date or any Option Closing Date (if different from the First Closing Date and then only as to the Option Units), as the case may be, (a) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (b) a general moratorium on commercial banking activities in New York or Oregon shall have been declared by either federal or state authorities or (c) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Units at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Units by the Underwriters. Notice of such termination may be given to the Partnership and the Selling Unitholders by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          13. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page and the statements in the first and third paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 1(c) and 9 hereof.

          14.  SURVIVAL OF CERTAIN PROVISIONS.  The agreements contained in
Section 9 hereof and the representations, warranties and agreements of the Crown Entities and the Selling Unitholders contained in Sections 1, 2 and 7 hereof shall survive the delivery of the Units to the Underwriters hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

          15. NOTICES. Any notice, consent, request, instruction, approval and other communication provided for herein shall be in writing and shall be deemed validly given, made or served (a) on the date on which it is delivered personally with receipt acknowledged, (b) five business days after it is sent by registered or certified mail (receipt requested and postage prepaid), (c) one business day after it is sent by overnight courier (charges prepaid) or (d) on the same business day when sent before 5:00 P.M., recipient's time (and on the next business day when sent after 5:00 P.M., recipient's time) by telex or telecopier, transmission confirmed and charges prepaid. Such notices

               (i) if to any of the Crown Entities, shall be addressed to the Partnership at 121 S.W. Morrison Street, Suite 1500, Portland, Oregon 97204,
Attention: President;

               (ii) if to the Selling Unitholders, shall be addressed to the Custodian at 121 S.W. Morrison Street, Suite 1500, Portland, Oregon 97204,
Attention: Roger L. Krage; and

               (iii) if to the several Underwriters, shall be addressed to them in care of Smith Barney Inc. at 388 Greenwich Street, New York, New York 10013,
Attention: Manager, Investment Banking Division.

          16. PARTIES. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Crown Entities, the Selling Unitholders and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(a) the representations, warranties, indemnities and agreements of the Crown Entities and the Selling Unitholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 9 hereof shall be deemed to be for the benefit of directors of the general partners of the Managing General Partner and the officers of the general partners of the Managing General Partner who signed the Registration Statement. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          17. DEFINITION OF "BUSINESS DAY." For purposes of this Agreement, "Business Day" means any day on which the NYSE is open for trading.

          18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          19. COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          Please confirm, by signing and returning to us two counterparts of this Agreement, that you are acting on behalf of yourselves and the several Underwriters and that the foregoing correctly sets forth the Agreement among the Crown Entities, the Selling Unitholders and the several Underwriters.

                         Very truly yours,

                         CROWN PACIFIC PARTNERS, L.P.


                              By:  CROWN PACIFIC MANAGEMENT
                                     LIMITED PARTNERSHIP, its
                                     Managing General Partner

                              By:  HS CORP. OF OREGON, its
                                     General Partner


                              By:  ____________________________________
                                    Name:
                                    Title:


                         CROWN PACIFIC, LTD.



                         By:  _________________________________________
                               Name:
                               Title:


                         CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP


                              By:  HS CORP. OF OREGON, its
                                     General Partner


                              By:  ____________________________________
                                    Name:
                                    Title:

                         CROWN PACIFIC LIMITED PARTNERSHIP

                              By:  CROWN PACIFIC MANAGEMENT
                                     LIMITED PARTNERSHIP, its
                                     General Partner


                              By:  HS CORP. OF OREGON, its
                                     General Partner


                              By:  ____________________________________
                                    Name:
                                    Title:



                         FREMONT CROWN PARTNERS



                         By: __________________________________________




                         SK PARTNERS



                         By: __________________________________________




                         SELLING UNITHOLDERS


                         By: __________________________________________
                              Peter W. Stott
                              Attorney-in-Fact

Confirmed and accepted as of
the date first above-mentioned

SMITH BARNEY INC.
LEHMAN BROTHERS INC.
DEAN WITTER REYNOLDS INC.
A.G. EDWARDS & SONS, INC.
PAINEWEBBER INCORPORATED

   As Representatives of the
   several Underwriters named
   in Schedule I hereto

By:  SMITH BARNEY INC.


By: ________________________
     Managing Director

                                    EXHIBIT A

                        OPINION OF ANDREWS & KURTH L.L.P.


               (a) Each of the Partnership, the Operating Partnership and the Managing General Partner has been duly formed and is validly existing as a limited partnership under the Delaware Act, with all necessary partnership power and authority to own or lease its properties and conduct its business, in each case in all material respects as described in the Prospectus.

               (b) The Managing General Partner and the Special General Partner are the sole general partners of the Partnership with 0.99% and 0.01%, respectively, general partner interests in the Partnership; such general partner interests are duly authorized by the Partnership Agreement and were validly issued to each General Partner; and, except as provided in the Purchase Rights Agreement, the Managing General Partner owns its general partner interest in the Partnership free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Oregon naming the Managing General Partner as a debtor is on file in the offices of the Secretary of State of the State of Oregon or (ii) otherwise known to us, without independent investigation, other than those created by or arising under the Delaware Act.

               (c) The Managing General Partner is the sole general partner of the Operating Partnership with a 1.0101% general partner interest in the Operating Partnership; such general partner interest is duly authorized by the Operating Partnership Agreement and was validly issued to the Managing General Partner; and the Managing General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims
(i) in respect of which a financing statement under the Uniform Commercial Code of the State of Oregon naming the Managing General Partner as a debtor is on file in the offices of the Secretary of State of the State of Oregon or (ii) otherwise known to us, without independent investigation, other than those created by or arising under the Delaware Act.

               (d) At the First Closing Date, the capitalization of the Partnership will consist of 19,815,769 Common Units and 5,773,088 Subordinated Units, representing a 99% limited partner interest in the Partnership, a 0.99% general partner interest held by the Managing General Partner and a 0.01% general partner interest held by the Special General Partner. At March 31, 1996, the pro forma capitalization of the Partnership would have been as set forth in the Prospectus under the caption "Capitalization". All of the outstanding Subordinated Units and Common Units of the Partnership, including without limitation the Units to be sold by the Selling Unitholders hereunder, have been duly authorized by the Partnership Agreement, are validly issued and are fully paid and nonassessable (except as nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement -- Limited Liability"). The 7,408,700 Units to be issued and sold to the Underwriters by the Partnership hereunder and the limited partner interests represented thereby are duly authorized by the Partnership Agreement and, when issued and delivered against payment therefor as provided in the Underwriting Agreement, will be validly issued, fully paid and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement -- Limited Liability"). The Underwriters will acquire the Units to be issued and sold by the Partnership free and clear of any liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Oregon naming the Managing General Partner, the Partnership or the Operating Partnership is on file in the office of the Secretary of State of the State of Oregon or (ii) otherwise known to us, without independent investigation, except as created by this Agreement or by the Underwriters for any person who acquires an interest in the Units through the Underwriters or as provided by the Delaware Act.

               (e) The Partnership is the sole limited partner of the Operating Partnership, with a limited partner interest of 98.9899%; such limited partner interest is duly authorized by the Operating Partnership Agreement, was validly issued in accordance with the Operating Partnership Agreement and is fully paid and nonassessable (except as such nonassessability may be affected by matters described in the Prospectus under the caption "The Partnership Agreement -- Limited Liability"); and the Partnership owns such limited partner interest in the Operating Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Oregon naming the Partnership as a debtor is on file in the offices of the Secretary of State of the State of Oregon or (ii) otherwise known to us, without independent investigation, other than those created by or arising under the Delaware Act.

               (f) Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests in the Partnership or the Operating Partnership pursuant to either of the Partnership Agreements or, to our knowledge, any agreement or other instrument to which the Partnership or the Operating Partnership is a party or by which either of them may be bound. To our knowledge, except as described in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Units or other securities of the Partnership. The Common Units and the Subordinated Units and the Partnership Agreements conform in all material respects to the descriptions thereof contained in the Prospectus. To our knowledge, except as disclosed in the Prospectus, there are no outstanding options or warrants to purchase any Common Units or Subordinated Units. The Partnership has all requisite power and authority to issue, sell and deliver the Units to be sold by it, in accordance with and upon the terms and conditions set forth in this Agreement and in the Registration Statement and Prospectus. All action required to be taken by the Partnership for the authorization, issuance, sale and delivery of the Units to be sold by it has been validly taken.

               (g) This Agreement has been duly authorized, executed and delivered by the Partnership and the Operating Partnership.

               (h) The First Amendment has been duly approved and adopted by the holders of SAUs and all action required to be taken by the Partnership and its partners for the adoption of the First Amendment and the Redemption has been validly taken; neither the First Amendment nor the Second Amendment requires the consent or approval of any holder of Common

Units or Subordinated Units. The Partnership Agreement has been duly authorized, executed and delivered by the General Partners and is a valid and legally binding agreement of the General Partners, enforceable against the General Partners in accordance with its terms; the Operating Partnership Agreement has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties, enforceable against such parties in accordance with its terms; PROVIDED that, with respect to each agreement described in this paragraph (h), the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally, (ii) public policy, applicable law relating to fiduciary duties and the judicial imposition of an implied covenant of good faith and fair dealing and (iii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (i) Neither the issuance and sale by the Partnership of the Units to be sold by it hereunder, nor the execution, delivery and performance of this Agreement, the Partnership Agreement or the Credit Facilities by the Partnership or the Operating Partnership, as the case may be, nor the consummation of the transactions contemplated herein and therein at any Closing Date (including, without limitation, the Redemption), will conflict with or result in any violation of the Partnership Agreement or the Operating Partnership Agreement, nor will such action result in any violation of any law, statute, rule, regulation or, to our knowledge, order of any court applicable to any of the Crown Entities or having jurisdiction over any of them or any of their properties or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Crown Entities. No permit, consent, approval, authorization or order under the Delaware Act or the Delaware General Corporation Law is required in connection with the consummation by the Crown Entities of the transactions contemplated hereby (including, without limitation, the Redemption) or by the Credit Facilities, except such as have been obtained.

               (j) None of the Crown Entities is (a) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or
(b) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, and the rules and regulations thereunder.

               (k) The Common Units are listed on the NYSE, and the Units have been approved for listing on the NYSE, subject only to official notice of issuance.

               (l) The Registration Statement was declared effective under the Securities Act on __________, 1996; the Prospectus was filed with the Commission pursuant to subparagraphs ___ of Rule 424(b) of the Rules and Regulations on __________, 1996; and to our knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

               (m) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Partnership prior to the date hereof (other than the financial statements and related schedules and other statistical data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

               (n) All summaries and descriptions of statutes, regulations and case law in the sections of the Prospectus captioned "Conflicts of Interest and Fiduciary Responsibility" and "The Partnership Agreement" are accurate in all material respects and fairly present the information required to be shown. To our knowledge, there is no legal or governmental proceeding pending or threatened to which the Partnership or the Operating Partnership is a party or to which any of their respective properties is subject that is required to be disclosed in the Prospectus and is not so disclosed.

               (o) The statements contained in the Prospectus under the caption "Tax Considerations," insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof that is accurate in all material respects. The opinion of Andrews & Kurth, L.L.P. filed as Exhibit 8.1 to the Registration Statement is confirmed and you may rely upon such opinion as if it were addressed to you.

          In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Crown Entities and the independent public accountants of the Crown Entities and your representatives, at which the contents of the Registration Statement and the prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of, any portion of the Registration Statement and the Prospectus, as amended or supplemented (except to the extent specified in such counsel's opinion), nothing has come to the attention of such counsel that cause such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Partnership prior to such Closing Date (other than the financial statements and other statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of each Closing Date, the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Closing Date (other than the financial statements and other statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of the Partnership and the Operating Partnership and of officers and employees of the General Partners and upon information obtained from public officials, (ii) rely, with respect to the opinion expressed in the first sentence of paragraph (h) above, upon the opinion of Richards, Layton & Finger, (iii) assume that the signatures on all documents examined by such counsel are genuine and (iv) state that their opinion is limited to federal laws, the Delaware Act, the Delaware General Corporation Law and the laws of the State of Texas.

                                    EXHIBIT B

                            OPINION OF BALL JANIK LLP


               (a) The Partnership is duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the States of Oregon and Idaho and to our knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by the Partnership or the location of the properties owned or leased by it make such qualification or registration necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or other), results of operations or business of the Crown Entities, taken as a whole, or to subject the Partnership or the limited partners of the Partnership to any material liability or disability).

               (b) The Operating Partnership is duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the States of Washington, Oregon, Montana and Idaho and to our knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by the Operating Partnership or the location of the properties owned or leased by it make such qualification or registration necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or other), results of operations or business of the Crown Entities, taken as a whole, or to subject the Operating Partnership or Partnership to any material liability or disability).

               (c) Each of the Special General Partner and HS Corp. has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Oregon. Each of the Managing General Partner and the Special General Partner has all necessary partnership or corporate power and authority to own or lease its properties and conduct its business and to execute and deliver this Agreement and perform its obligations hereunder; the Managing General Partner is duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the States of Washington, Montana and Idaho; the Special General Partner is duly qualified or registered as a foreign corporation for the transaction of business and is in good standing under the laws of the State of Idaho; and to our knowledge, such jurisdictions are the only jurisdictions in which the character of the business conducted by the General Partners or the location of the properties owned or leased by them make such qualification or registration necessary (except where the failure to so qualify or register could not reasonably be expected to have a material adverse effect on the condition (financial or other), results of operations or business of the Crown Entities, taken as a whole, or to subject the Partnership or the limited partners of the Partnership to any material liability or disability).

               (d) Except as provided in the Purchase Rights Agreement, the Special General Partner owns its general partner interest in the Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims (other than those created by or arising under the Delaware Act) known to us without independent investigation other than a search for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of ___________, 1996, naming the Special General Partner as a debtor.

               (e) HS Corp. and Fremont Timber are the sole general partners of the Managing General Partner with 0.3% and 0.7% general partner interests, respectively; such general partner interests are duly authorized by the Amended and Restated Agreement of Limited Partnership of the Managing General Partner and were validly issued to each of HS Corp. and Fremont Timber; and, except as provided in the Purchase Rights Agreement, HS Corp. owns its general partner interest in the Managing General Partner free and clear of all liens, encumbrances, security interests, equities, charges or claims (other than those created by or arising under the Delaware Act) known to us without independent investigation other than a search for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of __________, 1996, naming HS Corp. as a debtor. Fremont Timber, Stott and Krage are the sole limited partners of the Managing General Partner, with 73.9%, 23.2% and 1.9% limited partner interests, respectively; such limited partner interests are duly authorized by the Amended and Restated Agreement of Limited Partnership of the Managing General Partner, were validly issued in accordance therewith and are fully paid; and, except as provided in the Purchase Rights Agreement, Stott and Krage own their respective limited partner interests in the Managing General Partner free and clear of all liens, encumbrances, security interests, equities, charges or claims (other than those created by or arising under the Delaware Act) known to us without independent investigation other than searches for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of _________, 1996, naming either of Stott or Krage as a debtor. Except as provided in the Purchase Rights Agreement, all of the outstanding capital stock of HS Corp. is owned by Stott and Krage free and clear of all liens, encumbrances, security interests, equities, charges or claims known to us without independent investigation other than searches for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of ________, 1996, naming either of Stott or Krage as a debtor.
All of the outstanding capital stock of the Special General Partner is owned by Fremont, Stott and Krage, is duly authorized and validly issued and is fully paid and nonassessable. Except as provided in the Purchase Rights Agreement, all of the outstanding capital stock of the Special General Partner owned by Stott and Krage is owned by them free and clear of all liens, encumbrances, security interests, equities, charges or claims known to us without independent investigation other than searches for financing statements under the Uniform Commercial Code of the State of Oregon on file in the offices of the Secretary of State of the State of Oregon as of __________, 1996, naming either of Stott or Krage as a debtor.

               (f) Except as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restrictions upon the voting or transfer of, any limited partner interests or shares in any of the Crown Entities pursuant to either of the Partnership Agreements, any articles or certificates of incorporation or other governing documents or, to our knowledge, any agreement or other instrument to which any of the Crown Entities is a party or by which any of them may be bound. To our knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any

Units or other securities of the Partnership. To our knowledge, except as disclosed in the Prospectus, there are no outstanding options or warrants to purchase any Common Units or Subordinated Units.

               (g) This Agreement has been duly authorized, executed and delivered by each of the General Partners.

               (h) Each of the Credit Facilities has been duly authorized, executed and delivered by the Operating Partnership and is a valid and binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its respective terms; PROVIDED that, the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally, (ii) public policy and the judicial imposition of an implied covenant of good faith and fair dealing and (iii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (i) Neither the issuance and sale by the Partnership of the Units to be sold by it hereunder nor the execution, delivery and performance of this Agreement, the Partnership Agreement and the Credit Facilities by the Crown Entities which are parties thereto, nor the consummation of the transactions contemplated herein and therein at any Closing Date (including, without limitation, the Redemption), will conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (or an event which, with notice or lapse of time or both, would constitute such an event), any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to us to which any of the Crown Entities are a party or by which any of them are bound or to which any of the property or assets of any of them is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, bylaws, agreement of limited partnership (excluding the Partnership Agreement) or other governing documents of any of the Crown Entities or any law, statute, rule, regulation or, to our knowledge, order of any court applicable to any of the Crown Entities or having jurisdiction over any of them or any of their properties or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Crown Entities. Other than (i) permits, consents, approvals and similar authorizations required under the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions, (ii) such permits, consents, approvals and authorizations which have been obtained and (iii) as set forth or contemplated in the Prospectus, no permit, consent, approval, authorization or order of any court, governmental agency or body of the State of Oregon or the United States is required in connection with the consummation by the Crown Entities of the transactions contemplated hereby (including, without limitation, the Redemption) and the Credit Facilities.

               (j) To our knowledge, none of the Crown Entities is in (i) breach or violation of the provisions of its agreement of limited partnership, charter or bylaws or (ii) default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) in the due performance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties are subject, which default could reasonably be expected to have a material adverse effect on the condition (financial or other), results of operations or business of the Crown Entities, taken as a whole.

               (k) To our knowledge, other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened to which any of the Crown Entities is a party or of which any of their respective properties is the subject which, if determined adversely to such person, (i) would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole, or (ii) would impair or call into question the validity of this Agreement, the performance by any of the Crown Entities of their obligations under this Agreement or the transactions contemplated hereby (including, without limitation, the Redemption).

               (l) Except as described in the Prospectus, to our knowledge, the Crown Entities possess all certificates, authorities or permits issued by the appropriate local, state or federal regulatory agencies or bodies necessary to conduct the businesses currently (or, as described or contemplated in the Prospectus, to be) operated by them, except for such certificates, authorizations or permits which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole; and, to our knowledge, none of the Crown Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be expected to have a material adverse effect upon the condition (financial or otherwise), results of operations or business of the Crown Entities, taken as a whole.

               (m) All summaries and descriptions of statutes and regulations pertaining to log export restrictions, endangered species protection and environmental protection and of governmental proceedings pertaining to the Crown Entities' sourcing areas in the sections of the Prospectus captioned "Risk Factors -- Risks Inherent in the Partnership's Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Supply and Demand Factors" and "Business -- Federal and State Regulations" are accurate in all material respects and fairly present the information required to be shown. To our knowledge, there is no legal or governmental proceeding pending or threatened to which any of the Crown Entities is a party or to which any of their respective properties is subject that is required to be disclosed in the Prospectus and is not so disclosed. To our knowledge, there are no contracts or other documents that are required to be summarized or described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been summarized or described in the Prospectus or filed as exhibits to the Registration Statement.

          In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Crown Entities and the independent public accountants of the Crown Entities and your representatives, at which the contents of the Registration Statement and the prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume responsibility for the accuracy, completeness or fairness of, any portion of the Registration Statement and the Prospectus, as amended or supplemented (except to the extent specified in such counsel's opinion), nothing has come to the attention of such counsel that causes such counsel to believe that as of its effective date, the Registration Statement or any further amendment thereto made by the Partnership prior to each Closing Date (other than the financial statements and other statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of each Closing Date, the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Closing Date (other than the financial statements and other statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of the Crown Entities and of officers and employees of the General Partners and upon information obtained from public officials, (ii) rely with respect to due qualification and good standing in states other than Oregon on certificates of public officials of such states,
(iii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iv) state that their opinion is limited to federal laws and the laws of the State of Oregon, and (v) state that any opinion which is given "to their knowledge" is based solely upon matters actually known to attorneys of their firm who are or have been regularly engaged in representation of the Crown Entities and their predecessors and affiliates.

                                    EXHIBIT C

                    OPINION OF COUNSEL TO SELLING UNITHOLDERS


          (a) Each Selling Unitholder that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation; each Selling Unitholder that is a limited partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its formation; and each such Selling Unitholder that is a trust has been duly created and is validly existing as a trust under the laws of the jurisdiction of its creation.

          (b) Other than (i) permits, consents, approvals and similar authorizations requried under the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions, (ii) such permits, consents, approvals and authorizations which have been obtained and (iii) as set for or contemplated in the Prospectus, no permit, consent, approval, auhorization or order of any court, governmental agency or body of the State of Oregon or the United States is required in connection with the execution and delivery by such Selling Unitholder of this Agreement, the Power of Attorney and the Custody Agreement, and for the sale and delivery by such Selling Unitholder of the Units to be sold by such Selling Unitholder hereunder; and such Selling Unitholder has full corporate power and authority (if such Selling Unitholder is a corporation) or full right, power and capacity (if such Selling Unitholder is an individual) or full partnership power and authority (if such Selling Unitholder is a partnership) or power and authority pursuant to the instrument governing the trust (if such Selling Unitholder is a trust) to execute and deliver this Agreement, the Power of Attorney and the Custody Agreement and perform such Selling Unitholder's obligations hereunder and thereunder and to sell, assign, transfer and deliver the Units to be sold by such Selling Unitholder hereunder. This Agreement, the Power of Attorney and the Custody Agreement have been duly authorized (if such Selling Unitholder is a corporation, a partnership or a trust), executed and delivered by such Selling Unitholder.

          (c) The execution, delivery and performance of this Agreement by such Selling Unitholder will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which such Selling Unitholder is a party or by which it is bound or to which any of its properties or assets is subject, (ii) result in any violation of the provisions of its charter, bylaws, partnership agreement or other governing documents of such Selling Unitholder (if such Selling Unitholder is a corporation, a partnership or a trust), (iii) result in the violation of any order of any court or governmental agency or body directed to such Selling Unitholder or any of its properties in a proceeding to which it or any of its property is a party, or
(iv) result in the violation of any order of any court or governmental agency or body or any law, statute, rule or regulation, the violation of which would have a material adverse effect upon the condition (financial or otherwise), results of operation or business of such Selling Unitholder.

          (d) The Units being sold on such Closing Date by the Selling Unitholders listed on Schedule A to such opinion (i) are owned of record as set forth on said Schedule A and (ii) to the knowledge of such counsel, are beneficially owned as set forth on said Schedule A, free and clear of all liens, encumbrances, equities or adverse claims (A) in respect of which a financing statement under the Uniform Commercial Code of the state of residence or principal place of business of such Selling Unitholder naming such Selling Unitholder is on file in the office of the Secretary of State of such state or
(B) otherwise known to us, without independent investigation, other than the interests of the Underwriters under this Agreement.

          (e) Assuming that each of the several Underwriters purchasing Units from the Selling Unitholders pursuant to this Agreement is purchasing the Units to be purchased by it in good faith and without notice of any lien, pledge, encumbrance, equity or any other adverse claim within the meaning of the Uniform Commercial Code, upon the delivery of certificates for the Units being sold on such Closing Date by the Selling Unitholders pursuant to this Agreement with all necessary endorsements in accordance with the terms of this Agreement and upon delivery of the consideration therefor by such Underwriter, such Underwriter will acquire such Units free and clear of all liens, pledges, encumbrances, equities or adverse claims within the meaning of the Uniform Commercial Code.

          In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of the Selling Unitholder(s) and upon information obtained from public officials and (ii) assume that the signatures on all documents examined by such counsel are genuine, the legal capacity of natural persons, the authenticity of all documents submitted to such counsel as originals, the conformity to original documents of all documents submitted to such counsel as certified or photostatic copies and the authenticity of the originals of such copies.

                                    EXHIBIT D


           [Letterhead of officer, director or holder of Common Units]

                          CROWN PACIFIC PARTNERS, L.P.
                         PUBLIC OFFERING OF COMMON UNITS


                                                                 July ____, 1996

SMITH BARNEY INC.
LEHMAN BROTHERS INC.,
DEAN WITTER REYNOLDS INC.
A.G. EDWARDS & SONS, INC.
PAINEWEBBER INCORPORATED
c/o Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

          This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") among Crown Pacific Partners, L.P. a Delaware limited partnership (the "Partnership"), Crown Pacific, Ltd., Crown Pacific Management Limited Partnership, Crown Pacific Limited Partnership and certain Selling Unitholders and Smith Barney Inc., Lehman Brothers Inc., Dean Witter Reynolds Inc., A.G. Edwards & Sons, Inc. and PaineWebber Incorporated, as representatives of the underwriters, relating to an underwritten public offering of common units representing limited partner interests (the "Common Units"), of the Partnership.

          To induce you to enter into the Underwriting Agreement, the undersigned agrees that it will not, directly or indirectly, offer, sell or otherwise dispose of any Common Units for a period of 120 days after the date of the Prospectus (as defined in the Underwriting Agreement) without the prior written consent of Smith Barney Inc., Lehman Brothers Inc. and Dean Witter Reynolds Inc.

          If for any reason the Underwriting Agreement is terminated before the First Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                              Yours very truly,

                              [Signature of officer, director or common
                              Unitholder]


                              [Name and address of officer, director or common Unitholder]

                                   SCHEDULE I

               Underwriting Agreement dated _________________, 1996



                                                   Number of
                                                   Firm Units
     Underwriters                               to be Purchased
     ------------                               ---------------

          Smith Barney Inc.. . . . . . . . . . . . . . . . .
          Lehman Brothers Inc. . . . . . . . . . . . . . . .
          Dean Witter Reynolds Inc.. . . . . . . . . . . . .
          A.G. Edwards & Sons, Inc.. . . . . . . . . . . . .
          PaineWebber Incorporated . . . . . . . . . . . . .


          Total. . . . . . . . . . . . . . . . . . . . . . .

                                   SCHEDULE II

                               SELLING UNITHOLDERS


                                                                   NUMBER OF
NAME OF SELLING UNITHOLDER                                        FIRM UNITS
- --------------------------                                        ----------

Fremont Crown Partners . . . . . . . . . . . . . . . . . . . . . .1,865,000
Fremont CPL Partners, L.P. . . . . . . . . . . . . . . . . . . . .   17,329
Sequoia Venturs Inc. . . . . . . . . . . . . . . . . . . . . . . .   17,385
SK Partners. . . . . . . . . . . . . . . . . . . . . . . . . . . .  635,000
Arbeit & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . .  157,452
Hillside Master Retirement Trust . . . . . . . . . . . . . . . . .   51,431
Banque Paribas . . . . . . . . . . . . . . . . . . . . . . . . . .   36,001
Sahara Enterprises, Inc. . . . . . . . . . . . . . . . . . . . . .   28,454
VIRG & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15,431
Lynn F. Alandt . . . . . . . . . . . . . . . . . . . . . . . . . .    3,163
Henry Ford II 1990 Trust . . . . . . . . . . . . . . . . . . . . .    3,163
Charitable Lead Trust I. . . . . . . . . . . . . . . . . . . . . .    3,163
Mousseteek Free, L.P.. . . . . . . . . . . . . . . . . . . . . . .    3,162
Gerald Rauenhorst Family Foundation. . . . . . . . . . . . . . . .    1,583
John N. Irwin III. . . . . . . . . . . . . . . . . . . . . . . . .    1,480
John N. Irwin II . . . . . . . . . . . . . . . . . . . . . . . . .    1,447
Garco B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      633
Nine Pines & Co. . . . . . . . . . . . . . . . . . . . . . . . . .      319
Sieben Investment Co.. . . . . . . . . . . . . . . . . . . . . . .      319
Sieben Foundation. . . . . . . . . . . . . . . . . . . . . . . . .      319
Mrs. John N. Irwin II. . . . . . . . . . . . . . . . . . . . . . .      236
                                                                  ---------
                 Total . . . . . . . . . . . . . . . . . . . . . .2,842,470
                                                                  ---------
                                                                  ---------

                                     II-1